NATIONWIDE MUTUAL FUNDS
Nationwide Inflation-Protected Securities Fund
(the “Fund”)

Supplement dated October 12, 2012
to the Prospectus dated September 17, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, in the section entitled “Distributions and Taxes,” the first paragraph under the sub-heading “Income and Capital Gains Distributions,” on page 18 of the Prospectus is deleted and replaced with the following:

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE